VANGUARD
STAR PORTFOLIO

Semiannual Report - June 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                            [PHOTO]
JOHN C.  BOGLE                     JOHN J. BRENNAN
SENIOR CHAIRMAN                    CHAIRMAN & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ................................  1

THE MARKETS IN PERSPECTIVE ...................................  5

PERFORMANCE SUMMARY ..........................................  7

PORTFOLIO PROFILE ............................................  8

FINANCIAL STATEMENTS ......................................... 10

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


Financial assets--led by a continuing bull market in stocks--produced generous returns during the first six months of 1998, boosting Vanguard STAR Portfolio to a +9.7% return for the half-year.

     The adjacent table compares STAR's total return (capital change plus reinvested dividends) for the six months with those of the unmanaged benchmarks that represent the three asset classes in which we invest: for stocks, the Standard & Poor's 500 Composite Stock Price Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash reserves, the Salomon Brothers Three-Month U.S. Treasury Bill Index.

STAR's total return is based on an increase in net asset value from $17.38 per share on December 31, 1997, to $18.82 per share on June 30, 1998, with the latter figure adjusted for a dividend of $0.25 per share paid from net investment income. On June 30, STAR's current annualized yield was 3.17%.

-----------------------------------------------------------------
                                                  TOTAL RETURNS
                                                SIX MONTHS ENDED
                                                  JUNE 30, 1998
-----------------------------------------------------------------
Vanguard STAR Portfolio                              + 9.7%
-----------------------------------------------------------------
Composite Fund Average*                              + 8.4%
-----------------------------------------------------------------
STAR Composite Index*                                +12.3%
-----------------------------------------------------------------
S&P 500 Index                                        +17.7%
Lehman Aggregate Bond Index                          + 3.9
Salomon Three-Month Treasury Index                   + 2.6
-----------------------------------------------------------------

*The STAR Composite Index is weighted 62.5% S&P 500 Index, 25% Lehman Aggregate
 Bond Index, and 12.5% Salomon Three-Month Treasury Index. The Composite Fund Average is similarly weighted using the average general equity mutual fund, average fixed-income fund, and average money market fund, respectively.


THE PERIOD IN REVIEW

The U.S. economy grew vigorously, inflation was subdued, and interest rates declined during the first half of 1998. Strong consumer spending, triggered by high employment and rising wages, was the economy's propellant and was more than enough to offset the negative effects of Asia's severe economic slump.

     Asia's troubles were partly responsible for the benign behavior of inflation--consumer prices rose only 1.1% for the six months and 1.7% for the twelve months ended June 30. And low inflation soothed the bond market, where prices rose and interest rates declined: The yield on the 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage point) from its yield at the start of the year, reflected in a price increase of about 3%.

     Stock prices rose in five of the period's six months, with the market rebounding strongly in June from a modest setback in May. The stock market's advance was--once again--led by a relatively narrow segment of blue-chip growth companies. More than half of the S&P 500 Index's remarkable +17.7% return during the period was accounted for by fewer than 20 very large-capitalization stocks. The growth component of the S&P 500 Index returned +23.1%, nearly double the +12.1% earned by the value stocks within the Index. The Wilshire 4500 Index, comprising stocks outside the S&P 500, earned +9.4%, a return that was excellent except in comparison to the large-cap segment.

     Among the Vanguard funds that make up STAR are some that concentrate on mid- and small-cap stocks and have, on balance, a tilt toward value stocks. This was not the ideal mix during a period when the market had a strong bias toward large-cap growth stocks, and it was the main reason that STAR trailed its unmanaged Composite Index by 2.6 percentage points during the half-year. That said, we note that while large-cap growth stocks have lately been the market's best performers, smaller stocks and value stocks have in the past played the leadership role for substantial periods of time. Over long periods, in fact, returns from growth and value stocks and from large- and small-cap issues have been very similar.

     As you know, STAR invests in nine Vanguard funds. Among its six equity holdings, only the U.S. Growth Portfolio, which emphasizes large-cap growth stocks, beat the S&P 500 Index. But it did so with a flourish, surpassing the Index by more than 6 percentage points. Explorer Fund--with its emphasis on small-cap stocks--was the laggard among our six equity-fund holdings.

     STAR's bond holdings also performed well. While the GNMA Portfolio fell 0.6 percentage point short of the +3.9% return on the Lehman Aggregate Bond Index, our Long-Term Corporate Portfolio's return surpassed that of the Index by 1.4 percentage points. The Prime Portfolio also slightly outperformed its benchmark, the Salomon Three-Month Treasury Index. The table at left summarizes the six-month performance of STAR's underlying funds.

-----------------------------------------------------------------
                                                 TOTAL RETURNS
                               PERCENT OF       SIX MONTHS ENDED
VANGUARD PORTFOLIO            STAR ASSETS         JUNE 30, 1998
-----------------------------------------------------------------
STOCK FUNDS
 Windsor II                       27.4%                +14.8%
 Windsor                          14.9                 +10.3
 U.S. Growth                       5.3                 +23.9
 Morgan Growth                     5.2                 +16.2
 Explorer                          5.0                 + 3.0
 PRIMECAP                          4.9                 +11.9
-----------------------------------------------------------------
BOND FUNDS
 Long-Term Corporate              12.5%                + 5.3%
 GNMA                             12.5                 + 3.3
-----------------------------------------------------------------
MONEY MARKET FUND
 Prime                            12.3%                + 2.7%
-----------------------------------------------------------------
TOTAL                            100.0%                + 9.7%


IN SUMMARY

We confess to having been surprised--though quite gratified--by the strength of the stock market's continuing advance during the first half of 1998.

     Though we claim no predictive powers, we feel safe in saying that such outsized returns can't continue indefinitely. And we reiterate our long-standing recommendation that investors hold balanced portfolios--consisting of bond and money market funds in addition to stock funds--appropriate to their unique financial situations, goals, and temperament. We feel that STAR Portfolio, because it comprises all of those elements, offers the sort of balance and diversification that can be so helpful in steering a steady course toward your long-term investment goals.


/s/ JOHN C. BOGLE                    /s/ JOHN J. BRENNAN
John C. Bogle                        John J. Brennan
Senior Chairman                      Chairman and
                                     Chief Executive Officer
July 16, 1998

Notice to Shareholders

At a special meeting on June 30, 1998, shareholders of Vanguard STAR Portfolio overwhelmingly approved six proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Vanguard STAR Fund will not realize a tax savings as a result of the change, but it will benefit from the efficiency of being organized the same way as all other Vanguard funds. Approved by 96.35%* of the shares voted, as follows:

               ---------------------------------------------------
                         FOR         AGAINST       ABSTAIN
               ---------------------------------------------------
                     555,282,847    11,339,142    9,715,775
               ---------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. Permits STAR Portfolio to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your portfolio's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 94.19% of the shares voted, as follows:

               ---------------------------------------------------
                         FOR         AGAINST       ABSTAIN
               ---------------------------------------------------
                     304,253,363    9,905,049     8,872,547
               ---------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.94% of the shares voted, as follows:

               ---------------------------------------------------
                         FOR         AGAINST       ABSTAIN
               ---------------------------------------------------
                     300,213,891    12,738,403    10,078,665
               ---------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminated the portfolio's policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned, but wrongly focused and unnecessary in light of the portfolio's Code of Ethics and other regulatory protections against conflicts of interest on the part of portfolio management. Approved by 92.71% of the shares voted, as follows:

               ---------------------------------------------------
                         FOR         AGAINST       ABSTAIN
               ---------------------------------------------------
                     299,472,667    13,361,594    10,196,698
               ---------------------------------------------------

*The results shown for this proposal represent votes cast on behalf of all of the portfolios of Vanguard STAR Fund: Vanguard STAR Portfolio, Vanguard LifeStrategy Portfolios, and Vanguard Total International Portfolio.

                                                        (continued on next page)

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN UNSEASONED COMPANIES. This change eliminates the portfolio's policy of not investing more than 5% of net assets in securities issued by companies that have fewer than three years of operating history, taking into account any predecessors. Approved by 90.65% of the shares voted, as follows:

               ---------------------------------------------------
                         FOR         AGAINST       ABSTAIN
               ---------------------------------------------------
                     292,826,890    18,598,586    11,605,482
               ---------------------------------------------------

2e. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN RESERVES. This change allows the portfolio to invest all or part of its reserves--constituting 10%-20% of its assets--in the Short-Term Corporate Portfolio of Vanguard Fixed Income Securities Fund. Short-Term Corporate is a sensible alternative to investing in Vanguard Money Market Reserves-Prime Portfolio because it will, we believe, modestly increase your portfolio's total return without exposing it to a much greater degree of risk. Approved by 94.42% of the shares voted, as follows:

               ---------------------------------------------------
                         FOR         AGAINST       ABSTAIN
               ---------------------------------------------------
                     304,999,320    8,562,829     9,468,810
               ---------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998

Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

     After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

     The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

--------------------------------------------------------------------
                                              TOTAL RETURNS
                                       PERIODS ENDED JUNE 30, 1998
                                     -------------------------------
                                       6 MONTHS  1 YEAR    5 YEARS*
--------------------------------------------------------------------
EQUITY
  S&P 500 Index                          17.7%    30.2%     23.1%
  Russell 2000 Index                      4.9     16.5      16.0
  MSCI EAFE Index                        16.1      6.4      10.3
--------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index             3.9%    10.5%      6.9%
  Lehman 10-Year Municipal Bond Index     2.6      8.5       6.6
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index             2.6      5.3       4.9
--------------------------------------------------------------------
OTHER
  Consumer Price Index                    1.1%     1.7%      2.5%
--------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

     A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

     Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

     Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

     Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

     Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

     Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

     In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

     Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolio could lose money.

STAR PORTFOLIO
TOTAL INVESTMENT RETURNS: MARCH 29, 1985-JUNE 30, 1998
---------------------------------------------------------
                   STAR PORTFOLIO             COMPOSITE*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1985        14.5%       0.5%        15.0%        15.1%
1986         5.5        8.4         13.9         12.6
1987        -5.5        7.2          1.7          3.1
1988        11.7        7.3         19.0         11.8
1989        11.8        7.0         18.8         18.0
1990        -9.6        6.0         -3.6         -1.6
1991        18.1        6.1         24.2         26.9
1992         6.3        4.2         10.5          8.0
1993         7.1        3.8         10.9         10.6
1994        -4.1        3.9         -0.2         -1.2
1995        23.7        4.9         28.6         23.3
1996        12.0        4.1         16.1         13.6
1997        17.3        3.9         21.2         17.9
1998**       8.3        1.4          9.7          8.4
---------------------------------------------------------

 *62.5% average general equity fund, 25% average fixed-income fund, and 12.5% average money market fund.

**Six months ended June 30, 1998.

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
------------------------------------------------------------------------------------------------------------------
                                         INCEPTION                                           10 YEARS
------------------------------------------------------------------------------------------------------------------
                                           DATE        1 YEAR       5 YEARS       CAPITAL     INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------
STAR Portfolio                           3/29/1985      19.93%      15.69%         8.61%       5.05%       13.66%
------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
STAR Portfolio

This Profile presents key characteristics of the portfolio as of June 30, 1998, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Yield                                                 3.2%
Expense Ratio                                           0%
Average Weighted Expense Ratio                      0.37%*

*For underlying portfolios; annualized.

PORTFOLIO ASSET ALLOCATION
-----------------------------------------------------------
Stocks                  63%
Bonds                   25%
Cash                    12%

VOLATILITY MEASURES
-----------------------------------------------------------
                                      STAR         S&P 500
-----------------------------------------------------------
R-Squared                             0.91            1.00
Beta                                  0.58            1.00

PORTFOLIO ALLOCATION TO FUNDS
-----------------------------------------------------------
Vanguard/Windsor II                               27.4%
Vanguard/Windsor Fund                             14.9
Vanguard U.S. Growth Portfolio                     5.3
Vanguard/Morgan Growth Fund                        5.2
Vanguard Explorer Fund                             5.0
Vanguard/PRIMECAP Fund                             4.9
Vanguard Fixed Income Securities Fund-
  Long-Term Corporate Portfolio                   12.5
  GNMA Portfolio                                  12.5
Vanguard Money Market Reserves-
  Prime Portfolio                                 12.3
-----------------------------------------------------------
Total                                            100.0%

FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------------------------

[GRAPH]

EQUITY INVESTMENT FOCUS
-----------------------------------------------------------

[GRAPH]

AVERAGE WEIGHTED EXPENSE RATIO. Portfolios that invest in other Vanguard funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the portfolio represented by each underlying fund.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

PORTFOLIO ALLOCATION TO FUNDS. This table shows the distribution of a portfolio's assets in underlying Vanguard funds.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the portfolio's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
STAR PORTFOLIO                                                                                       SHARES         (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
--------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS (62.7%)
Vanguard/Windsor II                                                                              68,856,089    $2,248,840
Vanguard/Windsor Fund                                                                            65,435,336     1,217,752
Vanguard U.S. Growth Portfolio                                                                   12,108,072       430,563
Vanguard/Morgan Growth Fund                                                                      21,203,252       423,853
Vanguard Explorer Fund                                                                            7,262,207       413,510
Vanguard/PRIMECAP Fund                                                                            9,096,274       400,145
                                                                                                              ------------
                                                                                                                5,134,663
                                                                                                              ------------
BOND FUNDS (25.0%)
Vanguard Fixed Income Securities Fund-Long-Term Corporate Portfolio                             109,692,898     1,026,726
Vanguard Fixed Income Securities Fund-GNMA Portfolio                                             97,925,948     1,020,388
                                                                                                              ------------
                                                                                                                2,047,114
                                                                                                              ------------
MONEY MARKET FUND (12.4%)
Vanguard Money Market Reserves-Prime Portfolio--Investor Shares                               1,010,128,357     1,010,128
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
   (COST $6,001,410)                                                                                           8,191,905
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE
                                                                                                     AMOUNT
                                                                                                      (000)
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
   5.67%, 7/1/1998
   (COST $3,704)                                                                                     $3,704         3,704
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $6,005,114)                                                                                            8,195,609
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                  $    22,293
Liabilities                                                                                                       (30,137)
                                                                                                              ------------
                                                                                                                   (7,844)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 434,988,447 shares of beneficial interest
   (unlimited authorization--no par value)                                                                     $8,187,765
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $18.82
==========================================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
 AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $5,963,344        $13.71
 Undistributed Net Investment Income                                                                  4,150           .01
 Accumulated Net Realized Gains                                                                      29,776           .07
 Unrealized Appreciation--Note D                                                                  2,190,495          5.03
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $8,187,765        $18.82
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows the portfolio's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          STAR PORTFOLIO
                                                                                          SIX MONTHS ENDED JUNE 30, 1998
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Income Distributions Received                                                                               $111,557
    Interest                                                                                                         117
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                                                    111,674
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Capital Gain Distributions Received                                                                           19,148
    Investment Securities Sold                                                                                    12,004
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                 31,152
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                        581,361
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $724,187
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   STAR PORTFOLIO
                                                                                      -----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       JUN. 30, 1998       DEC. 31, 1997
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                 $  111,674          $  229,478
    Realized Net Gain                                                                         31,152             464,498
    Change in Unrealized Appreciation (Depreciation)                                         581,361             571,126
                                                                                      -----------------------------------
        Net Increase in Net Assets Resulting from Operations                                 724,187           1,265,102
                                                                                      -----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                   (107,437)           (226,950)
    Realized Capital Gain                                                                         --            (466,547)
                                                                                      -----------------------------------
        Total Distributions                                                                 (107,437)           (693,497)
                                                                                      -----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   586,146             954,494
    Issued in Lieu of Cash Distributions                                                     104,480             678,488
    Redeemed                                                                                (474,990)           (712,635)
                                                                                      -----------------------------------
        Net Increase from Capital Share Transactions                                         215,636             920,347
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           832,386           1,491,952
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                    7,355,379           5,863,427
                                                                                      -----------------------------------
    End of Period                                                                         $8,187,765          $7,355,379
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    31,916              55,184
    Issued in Lieu of Cash Distributions                                                       5,573              39,523
    Redeemed                                                                                 (25,827)            (41,066)
                                                                                      -----------------------------------
        Net Increase in Shares Outstanding                                                    11,662              53,641
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the portfolio's investment results and distributions to shareholders on a per-share basis. The table also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the portfolio pays no direct expenses; the portfolio's share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; the extent to which the portfolio tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    STAR PORTFOLIO
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED     ------------------------------------------------------------
THROUGHOUT EACH PERIOD                     JUNE 30, 1998        1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $17.38      $15.86       $15.03       $12.61       $13.41       $12.89
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                            .26         .60          .58         .590          .53          .47
    Capital Gain Distributions Received              .04        1.06          .63         .435          .26          .36
    Net Realized and Unrealized Gain (Loss)
        on Investments                              1.39        1.65         1.19        2.550         (.82)         .56
                                                 ------------------------------------------------------------------------
        Total from Investment Operations            1.69        3.31         2.40        3.575         (.03)        1.39
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            (.25)       (.59)        (.59)       (.590)        (.52)        (.47)
    Distributions from Realized Capital Gains         --       (1.20)        (.98)       (.565)        (.25)        (.40)
                                                 ------------------------------------------------------------------------
        Total Distributions                         (.25)      (1.79)       (1.57)      (1.155)        (.77)        (.87)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $18.82      $17.38       $15.86       $15.03       $12.61       $13.41
=========================================================================================================================

TOTAL RETURN                                       9.73%      21.15%       16.11%       28.64%       -0.21%       10.88%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $8,188      $7,355       $5,863       $4,842       $3,766       $3,628
    Ratio of Expenses to
        Average Net Assets--Note B                    0%          0%           0%           0%           0%           0%
    Ratio of Net Investment Income to
        Average Net Assets                        2.84%*       3.46%        3.71%        4.12%        4.01%        3.67%
    Portfolio Turnover Rate                         11%*         15%          18%          13%           9%           3%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds. The portfolio invests 60% to 70% of its net assets in U.S. stock funds (predominantly large-capitalization value stock funds), 20% to 30% in bond funds, and about 10% in a money market fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

      1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The special service agreement provides that Vanguard will reimburse the portfolio's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the six months ended June 30, 1998, were reimbursed by Vanguard. The portfolio's Trustees and officers are also Directors and officers of Vanguard and the funds in which the portfolio invests.

C. During the six months ended June 30, 1998, the portfolio purchased $524,346,000 of investment securities and sold $391,604,000 of investment securities other than money market fund and temporary cash investments.

D. At June 30, 1998, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,190,495,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
      "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
        Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q562-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.


[THE VANGUARD GROUP LOGO]

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FUND INFORMATION
1-800-662-7447

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1-800-523-1036

www.vanguard.com
online@vanguard.com

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and should be read carefully before you invest or send money. Prospectuses can
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